UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2013

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

TABLE OF CONTENTS

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ITEM 8.01 Other Events

ITEM 9.01 Financial Statements and Exhibits

SIGNATURES

Exhibit 10.1 – Transition and Separation Agreement with Robert K. Lyons, dated May 10, 2013

Exhibit 23.1 — Consent of PricewaterhouseCoopers LLP

Exhibit 99.1 – Updates to the following portions of Knight Capital Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2012: Business (Item 1), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), Quantitative and Qualitative Disclosures About Market Risk (Item 7A), Financial Statements and Supplementary Data (Item 8) and Exhibits and Financial Statement Schedules (Item 15).

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

In connection with Knight Capital Group, Inc’s (the “Company”) previously disclosed disposition of its institutional fixed income sales and trading business to Stifel, Nicolaus & Company, Inc. pursuant to agreements entered into on March 14, 2013, Robert K. Lyons will cease to serve in his role as a Senior Managing Director, Co-Head of Institutional Fixed Income upon the closing of the disposition. On May 10, 2013, Mr. Lyons entered into a transition and separation agreement that provides for his continued employment with the Company through a date determined by the Company, but in no event will such date occur earlier than June 30, 2013. The transition and separation agreement provides that, subject to the closing of the disposition of the institutional fixed income sales and trading business, Mr. Lyons’ continued employment through the applicable separation date and his execution of releases provided by the Company, Mr. Lyons will be entitled to receive a severance payment equal to the amount that he would have received under the Company’s severance policy ($115,385 and four months of Company paid COBRA premiums), a transition payment of $1,000,000 and a special transaction payment of $500,000 relating to his performance throughout the disposition process. Mr. Lyons will be subject to non-solicitation restrictions relating to the Company employees and employees of GETCO Holding Company, LLC through December 31, 2014.

The transition and separation agreement may be revoked by Mr. Lyons at any time during the seven-day period following his execution of the agreement.

The foregoing summary of the transition and separation agreement with Mr. Lyons does not purport to be complete and is qualified in its entirety by the text of such transition and separation agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The Company is recasting the presentation of its Consolidated Financial Statements that were initially filed with the Securities and Exchange Commission (“SEC”) on March 1, 2013 in its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) to reflect the following:

•	The announcement by the Company, during the first quarter of 2013, that it was discontinuing its correspondent clearing business. As a result, this business was classified as discontinued operations and the results of its operations have been classified as discontinued operations on the Consolidated Statements of Operations for all the periods presented included in our Form 10-Q for the quarter ended March 31, 2013 as filed on May 9, 2013, as subsequently amended in our Form 10-Q/A as filed on May 10, 2013 (the “First Quarter 10-Q”).

•	During the first quarter of 2013, the Company agreed to sell its institutional fixed income sales and trading business, which operates in the United States and in the United Kingdom, to Stifel, Nicolaus & Company, Inc. As a result, this business is considered to be held for sale and its results of operations, cash flows and disclosures have been reported as discontinued operations for all periods presented included in the First Quarter 10-Q.

In addition, the recasting of the Form 10-K Selected Financial Information reflects:

•	Effective January 1, 2013, the Company changed its operating segments. To better reflect the Company’s client offering, changes in senior management, the combination of the institutional equities sales teams and how the businesses are managed, the Company changed its operating segments from (i) Market Making, (ii) Institutional Sales and Trading, (iii) Electronic Execution Services, and (iv) Corporate and Other to (i) Market Making, (ii) Global Execution Services and (iii) Corporate and Other.

The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933 (the “Securities Act”), recasted information for previously issued financial statements whenever a component of the registrant is reflected as discontinued operations or changes in operating segments are reflected in the financial statements for subsequent periods. Accordingly, we are revising and including in this Form 8-K the following portions of the Form 10-K: Business (Item 1), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), Quantitative and Qualitative Disclosures About Market Risk (Item 7A) and Financial Statements and Supplementary Data (Item 8) and Exhibits and Financial Statements Schedules (Item 15) in order to allow us to incorporate the updated information by reference in future registration statements or post-effective amendments to existing registration statements.

In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the reclassification of the correspondent clearing and institutional fixed income sales and trading business as discontinued operations and the change in operating segments as described above. No attempt has been made in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, on March 1, 2013. Therefore, this Form 8-K should be read in conjunction with the Form 10-K, and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the First Quarter 10-Q. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2012, except to the extent portions of such Form 10-K have been recast in this Form 8-K, in which case, they refer to the applicable recast portion in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

*10.1	Transition and Separation Agreement with Robert K. Lyons, dated May 10, 2013.

*23.1	Consent of PricewaterhouseCoopers LLP

*99.1

Updates to the following portions of Knight Capital Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2012: Business (Item 1), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), Quantitative and Qualitative Disclosures About Market Risk (Item 7A), Financial Statements and Supplementary Data (Item 8) and Exhibits and Financial Statement Schedules (Item 15).

**101.INS	XBRL Instance Document.

**101.SCH	XBRL Taxonomy Extension Schema Document.

**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

**101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.
**	Furnished electronically with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: May 13, 2013

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

*10.1	Transition and Separation from Employment Agreement with Robert K. Lyons, dated May 10, 2013

*23.1	Consent of PricewaterhouseCoopers LLP

*99.1

Updates to the following portions of Knight Capital Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2012: Business (Item 1), Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), Quantitative and Qualitative Disclosures About Market Risk (Item 7A), Financial Statements and Supplementary Data (Item 8) Exhibits and Financial Statement Schedules (Item 15).

**101.INS	XBRL Instance Document.

**101.SCH	XBRL Taxonomy Extension Schema Document.

**101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

**101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

**101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

**101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

*	Filed herewith.
**	Furnished electronically with this report.